UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2025

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, TX	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNRQ	NONE(1)

(1) On September 27, 2024, Vertex Energy, Inc. (the “Company”) received written notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined that the Company’s common stock would be delisted from Nasdaq. On October 8, 2024, the Company’s common stock was suspended from trading and began trading on the OTC Pink Market under the symbol “VTNRQ.” On January 10, 2025, Nasdaq announced it would delist the Company’s common stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on September 24, 2024, the Company and certain of the Company’s direct and indirect subsidiaries (collectively, the “Debtors”), filed voluntary petitions for relief (the “Chapter 11 Cases”) under title 11 of the United States Code, 11 U.S.C. §§ 101 - 1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On December 20, 2024, the Debtors filed the Second Amended Joint Chapter 11 Plan of Vertex Energy, Inc. and its Debtor Affiliates [Docket No. 564] (as may be amended, modified, or supplemented from time to time, the “Plan”) with the Bankruptcy Court. On December 20, 2024, the Bankruptcy Court entered the Order Confirming the Second Amended Joint Chapter 11 Plan of Vertex Energy, Inc. and Its Debtor Affiliates [Docket No. 578] confirming the Plan. Capitalized terms used but not specifically defined herein have the meanings specified for such terms in the Plan.

Item 7.01 Regulation FD Disclosure.

On October 31, 2024, November 27, 2024, and December 23, 2024, the Company filed with the Bankruptcy Court the monthly operating reports for the periods ended September 30, 2024, October 31, 2024, and November 30, 2024, respectively (collectively, the “Monthly Operating Reports”). The Monthly Operating Reports relate to the Debtors and exclude any non-Debtor entities. The Monthly Operating Reports are attached hereto as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 respectively.  This Current Report on Form 8-K (including the exhibits attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available electronically at https://veritaglobal.net/vertex.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits attached hereto, contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions, and estimates. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to complete the previously disclosed restructuring and its ability to continue operating in the ordinary course while certain Chapter 11 Cases are pending, the Company’s ability to successfully complete a restructuring under Chapter 11, including: consummation of the restructuring; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to successfully emerge from the Chapter 11 Cases in the near future or at all; timing of effectiveness of the Plan; objections to the Company’s recapitalization process or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to distractions and uncertainties; the Company’s ability to comply with financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock, including pursuant to the Plan, which contemplates the cancellation of all existing equity interests of the Company, including all shares of common stock, the loss of the value of Company securities in the event of the cancellation thereof in connection with the Chapter 11 Cases, the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of the restructuring and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the restructuring or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; and other litigation and inherent risks involved in a bankruptcy process. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the Securities and Exchange Commission, which are available at www.sec.gov and in the “Investor Relations” - “SEC Filings” section of the Company’s website at www.vertexenergy.com. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Vertex Energy, Inc. Consolidated Monthly Operating Report for the period ended September 30, 2024.
99.2	Vertex Energy, Inc. Consolidated Monthly Operating Report for the period ended October 31, 2024.
99.3	Vertex Energy, Inc. Consolidated Monthly Operating Report for the period ended November 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: January 21, 2025	By:	/s/ James P. Gregory
James P. Gregory
Secretary and General Counsel